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                                                                   Exhibit 10.4

                            CENTURY COMPUTING, INCORPORATED
                             INCENTIVE STOCK OPTION PLAN

                              Amended November 29, 1994
                               Amended October 29, 1996


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                                TABLE OF CONTENTS

    1.   GENERAL......................................................................................................3
         1.1      Purpose.............................................................................................3
         1.2      Administration......................................................................................3
         1.3      Eligibility.........................................................................................3
         1.4      Type of Awards under the Plan.......................................................................4
         1.5      Shares Subject to the Plan..........................................................................4
    2.   TERMS OF THE OPTIONS.........................................................................................4
         2.1      Award of Options....................................................................................4
         2.2      Option Price........................................................................................4
         2.3      Term of Options.....................................................................................5
         2.4      Exercise of Options.................................................................................5
         2.5      Limitations on Options..............................................................................6
         2.6      Repurchase of Option Shares.........................................................................6
    3.   MISCELLANEOUS PROVISIONS.....................................................................................7
         3.1      Non-Transferability.................................................................................7
         3.2      Adjustments of and Changes in Stock.................................................................7
         3.3      Stock Transfer Restrictions.........................................................................8
         3.4      Amendment, Modification and Termination of the Plan.................................................8
         3.5      Non-Uniform Determinations..........................................................................8
         3.6      Leaves of Absence; Transfers........................................................................9
         3.7      Rights as a Stockholder or Employee.................................................................9
         3.8      Termination of the Plan.............................................................................9

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1. GENERAL

1.1 PURPOSE

        This 1993 Incentive Stock Option Plan (the "Plan") is established to create additional incentive for employees of Century Computing, Incorporated (the "Company") to promote the financial success and progress of the Company.

1.2 ADMINISTRATION

(a) The Plan shall be administered by the Company's Board of Directors (the "Board") and/or by a duly appointed Stock Option Committee (the "Committee") of the Board having such powers as shall be specified by the Board. Any subsequent references to the Board shall also mean the Committee if it has been appointed.

(b) Subject to the limitations of the Plan, the Board shall have the sole and complete authority:

        (i) to select from the regular full-time employees of the Company those who shall participate in the Plan ("Participants"),

        (ii) to make awards in such forms and amounts as it shall determine,

        (iii) to impose such limitations, restrictions and conditions upon such awards as it shall deem appropriate, and

        (iv) to interpret the Plan and to adopt, amend and rescind administrative guidelines and other rules and regulations relating to the actions necessary or advisable for the implementation and administration of the Plan. The Board's determinations on matters within its authority shall be conclusive and binding upon the Company and all other persons.

(c) The Board shall act on behalf of the Company as sponsor of the Plan. Except as otherwise provided in Section 2.4 hereof, all expenses associated with the administration of the Plan shall be borne by the Company.

(d) Without the express approval of the Board, the Committee shall not have the authority to award Options for more than 5,000 shares to any single Participant.

1.3 ELIGIBILITY

        Participants shall be selected by the Board from employees of the Company who have the capacity to contribute to the success of the Company. In making these selections and

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in determining the form and amount of awards, the Board may give consideration to the functions and responsibilities of the individual, his or her past, present and potential contributions to the Company's profitability and sound growth, the value of his or her services to the Company, and other factors deemed relevant by the Board.

1.4 TYPE OF AWARDS UNDER THE PLAN

         Awards under the Plan shall be in the form of Incentive Stock Options (hereinafter referred to as "Options"). A Participant may, if otherwise eligible, be granted Options in any combination from time to time.

1.5 SHARES SUBJECT TO THE PLAN

         Shares of stock issued under the Plan may be in whole or in part authorized and unissued or treasury shares of the Company's common stock, with par value $.01 per share (the "Common Stock") which may be voting or nonvoting, in the discretion of the Board or the Committee. The maximum number of shares of Common Stock which may be issued for all purposes under the Plan shall be 130,000, subject to adjustment in accordance with the provisions of Section 3.2 hereof. Any shares of Common Stock subject to an Option which for any reason is canceled or terminated without having been exercised shall again be available for awards under the Plan. No fractional shares shall be issued, and the Board shall determine the manner in which fractional share values shall be treated.

2. TERMS OF THE OPTIONS

2.1 AWARD OF OPTIONS

         Subject to the provisions of the Plan, the Board shall determine for each Option (which need not be identical) the number of shares for which the Option shall be granted, the option price of the Option, the exercisability of the Option, and all other terms and conditions of the Option. Options granted pursuant to the Plan shall be evidenced by written agreements specifying the number of shares covered thereby, in such form as the Board shall from time to time establish, which agreements may incorporate all or any of the terms of the Plan by reference ("Stock Option Agreements").

2.2 OPTION PRICE

         The purchase price of Common Stock purchasable under Options shall be not less than the fair market value, as determined by the Board, of the shares of Common Stock of the Company on the date of the grant of the Option, except that, as to an employee who at the time the Option is granted owns stock possessing more than 10% of the total


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combined voting power of all classes of stock of the Company within the meaning of Section 422(b)(6) of the Internal Revenue Code of 1986, as amended (the "Code") (a "Ten Percent Owner Employee"), the option price shall not be less than 110% of the fair market value of the shares on the date the Option is granted.

2.3 TERM OF OPTIONS

(a) The Plan shall become effective on the date of its adoption by the Board subject to the approval of the Plan by the holders of the majority of the shares of stock of the Company entitled to vote at a meeting of the stockholders held within 12 months of the effective date. No Option shall be awarded pursuant to the Plan after the expiration of the ten year period beginning on the date the Plan is adopted by the Board.

(b) The Board shall have the power to set the time or times within which each Option shall be exercisable or the event or events upon the occurrence of which all or a portion of each Option shall be exercisable and the term of each Option.

(c) No option shall be exercisable after the expiration of ten years from the date such Option is granted, and provided further, that no Option granted to a Ten Percent Owner Employee shall be exercisable after the expiration of five years from the date such Option is granted.

2.4 EXERCISE OF OPTIONS

(a) Options may be exercised only by written notice to the Company, stating the number of shares of Common Stock being purchased and accompanied by payment of the option price for the number of such shares being purchased (i) in cash, or (ii) by tender to the Company of shares of the Company's Common Stock owned by the Participant and having a fair market value (or appraised value pursuant to an independent valuation of the Company's Common Stock) not less than the aggregate option price, or by such other consideration as the Board may approve at the time the Option is granted. As soon as practicable after receipt of such notice and full payment for the shares of Common Stock being purchased, the Company shall deliver to the Participant a certificate or certificates representing the acquired shares of Common Stock. At the time an Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Participant shall pay, or make adequate provision for payment of, federal and state income and employment tax withholding obligations of the Company, if any, which arise upon exercise, in whole or in part, of the Option or upon disposition of the shares acquired by exercise of the Option. The applicability of such withholding taxes shall be determined by the Company in its sole discretion.

(b) Unless otherwise agreed in writing by the Board, Options may be exercised by an Optionee only twice in any calendar year.


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2.5 LIMITATIONS ON OPTIONS

(a) Under the terms of the Plan, the aggregate fair market value (determined at the time an Option is granted) of the shares of Common Stock with respect to which Options are exercisable for the first time by a Participant during any calendar year (under all such option plans of the Company) shall not exceed $100,000.

(b) A Participant shall have the following rights upon death, disability or other termination of his or her employment:

        (i) If the Participant's employment is terminated by death, his or her estate or the person who acquired the right to exercise such Option by bequest or inheritance from the Participant shall be entitled, for a period of one year following the date of his of her death, to exercise the Option with respect to all or any part of the shares of Common Stock subject thereto, to the extent the Option had become exercisable at the time of death.

        (ii) If the Participant's employment terminates because of disability within the meaning of Section 22(e)(3) of the Code, the Participant or his or her legal representative shall have the right, for a period of one year following the date of such termination, to exercise the Option with respect to all or any part of the shares of Common Stock subject thereto, to the extent the Option had become exercisable at the time of such termination.

        (iii) If the Company terminates a Participant's employment, or if a Participant voluntarily terminates his or her employment with the Company, all of the then outstanding Options granted to such Participant shall terminate immediately.

2.6 REPURCHASE OF OPTION SHARES

(a) Upon termination of a Participant's employment, the Company shall have the right to purchase any or all shares of its Common Stock issued to a Participant in connection with the exercise of an Option, provided, however, that such rights shall expire on the latest of the following:

        (i) one year after the Participant is no longer an employee; or,

        (ii) two years and six months after the date of grant of the Option;
or,

        (iii) 18 months after the date of last exercise of all or any part of the Option granted hereunder.

(b) If the Company exercises its rights hereunder it shall pay a purchase price equal to the greater of:

        (i) the purchase price paid for the Common Stock issued to the Option holder; or

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        (ii) the then fair market value of such Common Stock.

        The date of purchase shall be no sooner than the earlier of two years after the date of the grant of the Option or one year after the date of exercise of the last Option exercised. The purchase price shall be payable at the election of the Company in either all cash or one half in cash and one half through a promissory note of the Company payable within one year of the date of issuance with interest at the prime rate as published by The Wall Street Journal plus one percent.

3. MISCELLANEOUS PROVISIONS

3.1 NON-TRANSFERABILITY

        No Option award under the Plan shall be transferable by any Participant otherwise than by will or, if the Participant dies intestate, by the laws of descent and distribution. All awards shall be exercisable or received during the Participant's lifetime only by such Participant or his or her legal representative. Any transfer contrary to this Section 3.1 will nullify the Option involved.

3.2 ADJUSTMENTS OF AND CHANGES IN STOCK

        In the event that the shares of Common Stock of the Company, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock of the Company or of another corporation (whether by reason of corporate merger, consolidation, acquisition of property or stock separation, reorganization or liquidation) or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, then there shall be substituted for or added to each share of stock which may become subject to an Option under this Plan, the number and kind of such shares of stock into which each outstanding share of Common Stock of the Company shall be so changed, or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be. Outstanding Options shall also be appropriately amended as to price and other terms as may be necessary to reflect the foregoing events. Upon dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation in which the Company is not the surviving corporation, or upon the sale of substantially all of the assets of the Company to another corporation, the Options issued hereunder shall survive and appropriate provision shall be made for the continuation of outstanding Options by, for example, the substitution on an equitable basis, of appropriate securities, or options on such securities, of the reorganized, merged, purchasing, or consolidated corporation.


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3.3 STOCK TRANSFER RESTRICTIONS

         Shares of Common Stock purchased under the Plan and held by or through any person who is an officer, director or affiliate of the Company may not be sold or otherwise disposed of within two years of the date of grant of the Option for such shares nor within one year after receipt by the Participant of such shares.

                  Any such transfers shall be:

        (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, (the "Act"), or a transaction which, in the opinion of counsel for the Company, is exempt from registration under the Act and,

        (ii) in compliance with state securities laws.

        The Board may waive the foregoing restrictions, in whole or in part, in any particular case or cases or may terminate such restrictions whenever the Board determines that such restrictions afford no substantial benefit to the Company.

3.4 AMENDMENT, MODIFICATION AND TERMINATION OF THE PLAN

         The Board of Directors may terminate, amend or modify the Plan, at any time; provided, however, that no such action of the Board of Directors, without approval of the stockholders, may

        (i) increase the total number of shares of Common Stock for which Options may be granted under the Plan, except as contemplated in Section 3.2 above,

        (ii) decrease the minimum Option price or

        (iii) increase the maximum Option term or extend the period after which Options may not be awarded under the Plan.

         No amendment, modification or termination of the Plan shall in any manner affect any Option theretofore granted to a Participant under the Plan without the consent of the Participant or the transferee of such Option.

3.5 NON-UNIFORM DETERMINATIONS

         The Board's determinations under the Plan, including without limitation, (i) the determination of the Participants to receive awards, (ii) the form, amount and timing of such awards, (iii) the terms and provisions of such awards and (iv) the agreements evidencing the same, need not be uniform and may be made by it selectively among


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Participants who receive, or who are eligible to receive, awards under the
Plan, whether or not such Participants are similarly situated.

3.6 LEAVES OF ABSENCE; TRANSFERS

         The Board shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence from the Company granted to a Participant. Without limiting the generality of the foregoing, the Board shall be entitled to determine

        (i) whether or not any such leave of absence shall be treated as if a Participant ceased to be an employee and

        (ii) the impact, if any, of any such leave of absence on awards under the Plan. In the event Participant transfers within the Company, such Participant shall not be deemed to have ceased to be an employee for purposes of the Plan.

3.7 RIGHTS AS A STOCKHOLDER OR EMPLOYEE

        No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by an Option until such time as stock certificates for the shares of Common Stock for which the Option has been exercised are issued. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate(s) are issued, except as provided in Section 3.2 above. Nothing in this Plan or in any Stock Option Agreement shall confer upon any Participant any right to continue in the employ of the Company or interfere in any way with any right of the Company to terminate the Participant's employment at any time.

3.8 TERMINATION OF THE PLAN

        Termination of the Plan shall not affect the right of Participants under Options previously granted to them, and all unexpired Options shall continue in force and operation after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

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